SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                           ________________



                             FORM 8-K


                          CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)
                  April 16, 1997 (April 1, 1997).

                       DIMON Incorporated
         (Exact name of registrant as specified in charter)


        Virginia              0-25734; 1-13684       54-1746567
(State or other jurisdiction    (Commission        (IRS Employer
     of incorporation)           File Number)    Identification No.)

          512 Bridge Street, Danville, Virginia         24543
        (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (804) 792-7511

________________________________________________________________________
   (Former name or former address, if changed since last report.)

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Item 2.       Acquisition or Disposition of Assets.


      On April 1, 1997, DIMON acquired all the outstanding capital stock and other rights of Intabex Holdings Worldwide S.A.
("Intabex"), a privately-owned Luxembourg holding company. Intabex maintains coordination and service offices in Wokingham, England, near London. It owns and operates leaf tobacco buying, processing and exporting operations in principal tobacco markets around the world including the United States, Brazil, Argentina, Malawi, Italy and Thailand. An Intabex subsidiary, Compania de Filipinas (CdF), is one of the two major suppliers of premium cigar leaf and other dark air-cured tobaccos to the resurgent cigar industry in the United
States and Europe. Separately, a Zimbabwe company that is a wholly-owned subsidiary of DIMON, acquired certain tobacco assets from an Intabex affiliated company in Zimbabwe. Intabex is a major supplier of Zimbabwean and other African grown tobacco to the cigarette industry.

      The $264.19 million aggregate purchase price for Intabex, the Zimbabwe assets and other rights acquired consisted of 1.70 million shares of DIMON common stock, $140 million in 10-year, 6.25 percent subordinated debentures convertible into 4.866 million DIMON shares at $28.77 per share, and $86.12 million in cash. The source of cash was working capital of DIMON. Intabex's shareholders, Folium Inc., Tabacalera, S.A. and Leaf Management Investments Ltd., have agreed to indemnify DIMON against certain liabilities in connection with the acquisition of Intabex, subject to a maximum of $90 million. DIMON may set-off any such liabilities against $90 million of the debentures held by Folium and Tabacalera. The amount of debentures subject to set-off declines in stages, with $15 million subject to set-off after October 1, 1998, through July 31, 1999, and $10 million subject to set-off from August 1, 1999, through April 1, 2000, subject to extension with respect to outstanding claims. A DIMON subsidiary in Zimbabwe is entitled to similar indemnification and set-off rights in connection with the Zimbabwe tobacco assets purchased, subject to a maximum of $12 million.

     DIMON has granted Folium and Tabacalera, formerly Intabex's largest shareholders, the right to require DIMON to register the common stock issued in connection with the acquisition of Intabex or upon conversion of the debentures and the debentures themselves.
The demand registration rights may be exercised not more than twice by each of Folium and Tabacalera and may not be exercised before April 1, 1998, or after March 31, 2001, subject to extension if registration is deferred by DIMON in certain cases. Folium, Tabacalera and Leaf Management Investments also have been granted "piggy-back" registration rights allowing them to participate in certain offerings of DIMON common stock during the same period.
Unless registered, the DIMON shares and debentures will be "restricted" and transferable only pursuant to any applicable exemption from registration pursuant to the Securities Act of 1933.

     Also as part of the transaction, Anthony C.B. Taberer, the Chairman of the Board of Directors of Intabex, joined DIMON's Board and became non-executive Chairman of Intabex. Mr. Taberer will serve as a consultant to a trading subsidiary of Intabex under an agreement with an initial term expiring in October 2000. Folium has executed Non-Competition Agreements providing that it will not compete in the non-U.S. tobacco business through March 2002. Mr. Taberer also has agreed to be subject to these agreements.


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            There is no material relationship between Intabex and its
shareholders and DIMON or any of its affiliates, any director or officer of the registrant or any associate of any such director or officer.

Item 7.   (a)  Financial Statements of Businesses Acquired

               It is impractical to provide the historical financial statements required by Item 7(a) as of the date hereof. The required financial statements will be filed by June 16, 1997.

          (b)  Pro Forma Financial Information

               It is impractical to provide the pro forma financial information required by Item 7(b) as of the date hereof. The required pro forma financial information will be filed by June 16, 1997.

          (c)  Exhibits

               The following exhibits are filed with this Form 8-K:

10.1 Stock Purchase Agreement, dated as of February 14, 1997, among DIMON Incorporated, Intabex Holdings Worldwide S.A., Folium Inc., Leaf Management Investments Ltd. and Tabacalera S.A.

10.2 Indenture, dated as of April 1, 1997, by DIMON Incorporated to LaSalle National Bank, relating to $140 Million of 6 1/4%
        Convertible  Subordinated Debentures due March 31, 2007

10.3 Non-Competition Agreement, dated as of April 1,1997, by and between Intabex S.A. (Zug) and Folium Inc.

10.4 Registration Rights Agreement, dated as of April 1, 1997, by and between DIMON Incorporated, Tabacalera S.A., Folium Inc. and Leaf Management Investments Ltd.

10.5    Consulting Agreement, dated April 1, 1997, by and between
        Intabex S.A. (Zug) and Anthony C.B. Taberer

10.6 Asset Purchase Agreement, dated as of February 14, 1997, by and between Dibrell Brothers Zimbabwe (Private) Limited and Tabex (Private) Limited

10.7 Non-Competition Agreement, dated as of April 1, 1997, by and between Intabex S.A. (Zug) and Folium Inc.

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                                 Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 16, 1997                          DIMON INCORPORATED


                                        By:       /s/ Jerry L. Parker
                                        Name:     Jerry L. Parker



                                        Title:    Vice President -
                                                  Controller
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                                      INDEX TO EXHIBITS

                                                                   Page


10.1    Stock Purchase Agreement, dated as of
        February 14, 1997, among DIMON Incorporated,
        Intabex Holdings Worldwide S.A., Folium Inc.,
        Leaf Management Investments Ltd. and
        Tabacalera S.A.. . . . . . . . . . . . . . . . . . . . . .  6 -  69

10.2    Indenture, dated as of April 1, 1997, by
        DIMON Incorporated to LaSalle National Bank,
        relating to $140 Million of 6 1/4% Convertible
        Subordinated Debentures due March 31, 2007 . . . . . . . . 70 - 156

10.3    Non-Competition Agreement, dated as of
        April 1, 1997, by and between Intabex S.A.
        (Zug) and Folium Inc.. . . . . . . . . . . . . . . . . . .157 - 162

10.4    Registration Rights Agreement, dated as of
        April 1, 1997, by and between DIMON Incorporated,
        Tabacalera S.A., Folium Inc. and Leaf Management
        Investments Ltd. . . . . . . . . . . . . . . . . . . . . .163 - 177

10.5    Consulting Agreement, dated April 1, 1997, by
        and between Intabex S.A. (Zug) and Anthony C.B.
        Taberer. . . . . . . . . . . . . . . . . . . . . . . . . .178 - 187

10.6    Asset Purchase Agreement, dated as of February 14,
        1997, by and between Dibrell Brothers Zimbabwe
        (Private) Limited and Tabex (Private) Limited. . . . . . .188 - 221

10.7    Non-Competition Agreement, dated as of
        April 1, 1997, by and between Intabex S.A. (Zug)
        and Folium Inc. . . . . . . . . . . . . . . . . . . . . . 222 - 227


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